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                                                                    Exhibit 32.2

   CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 'SS' 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    Pursuant to 18 U.S.C. 'SS' 1350, the undersigned certifies that, to the best of my knowledge, the Annual Report on Form 10-K for the period ended December 31, 2003 of Quest Diagnostics Incorporated, as being filed with the Securities and Exchange Commission concurrently herewith, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 'SS' 78m or 78o(d)) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Quest Diagnostics Incorporated.


Dated: February 26, 2004                      /s/ Robert A. Hagemann
                                              ----------------------------------
                                                  Robert A. Hagemann
                                                  Senior Vice President and
                                                  Chief Financial Officer